Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2022, I, Ken Rice, the Chief Financial Officer of Meta Materials Inc. (the “Company”), hereby certify, that, to the best of my knowledge:

(i)
the Annual Report of the Company on Form 10-K for the year ended December 31, 2022 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2022	By:	/s/ Ken Rice
Ken Rice
Chief Financial Officer and Chief Operating Officer (Principal Financial and Accounting Officer